Exhibit 10 (a)
                                   APPENDIX I

                                                                  Exhibit 10 (a)
                                   APPENDIX I

                 AGREEMENT AND PLAN OF REORGANIZATION AND MERGER
                              DATED MARCH 4, 1998,
                          AMENDED AS OF AUGUST 7, 1998

                               AMENDMENT NO. 1 TO
                 AGREEMENT AND PLAN OF REORGANIZATION AND MERGER
                                  BY AND AMONG
                          UNITED FEDERAL SAVINGS BANK,
                                  TRIANGLE BANK
                                       AND
                             TRIANGLE BANCORP, INC.


         THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF REORGANIZATION AND MERGER (hereinafter called "Agreement") entered into as of the 7th day of August, 1998, by and among UNITED FEDERAL SAVINGS BANK ("United Federal"), TRIANGLE BANK ("Triangle") and TRIANGLE BANCORP, INC. (the "Holding Company").

         WHEREAS, United Federal, Triangle and the Holding Company are parties to an Agreement and Plan of Reorganization and Merger dated March 4, 1998 (the "Merger Agreement), pursuant to which United Federal will merge with Triangle Bank (the "Merger"); and,

         WHEREAS, to ensure the completion of the Merger despite recent fluctuations in the price of the Holding Company's common stock ("Triangle Stock"), the parties wish to amend the price structure contained in the Merger Agreement; and,

         WHEREAS, the parties also wish to amend the Merger Agreement to reflect the three-for-two stock split effected by the Holding Company on June 30, 1998.

         NOW, THEREFORE, in consideration of the premises, the mutual benefits to be derived from this Agreement, and of the representations, warranties, conditions, covenants and promises herein contained, and subject to the terms and conditions hereof, the Holding Company, Triangle and United Federal hereby adopt and make this Agreement and mutually agree as follows:

1. Section 1.05.a. of the Merger Agreement is deleted and replaced in its entirety as follows:

     "At the Effective Time, all rights of United Federal's shareholders with respect to all then outstanding shares of United Federal's common stock ($0.01 par value) ("United Federal Stock") shall cease to exist, and, as consideration for and to effectuate the Merger (and except as otherwise provided below) each such outstanding share of United Federal Stock (other than any shares held by the Holding Company) shall be converted, without any action on the part of the holder of such share, the Holding Company, Triangle or United Federal, into
0.945 (the "Exchange Rate") newly issued shares of the Holding Company's no par value common stock ("Triangle Stock"), provided, however, that in the event the average closing sales price of Triangle Stock for the twenty (20) trading days preceding a date three (3) business days before the Effective Time (the "Average Closing Price") is between $18.67 and $21.17, the Exchange Rate shall be increased to provide a per share value of not less than $20.00 for each share of United Federal Stock, and in the event the Average Closing Price of Triangle Stock is between $25.51 and $28.00, the Exchange Rate shall be decreased to provide a per share value of not more than $24.11, and provided that in the event the Average Closing Price of Triangle Stock is between $18.66 and $17.25, the Exchange Rate shall be fixed at 1.071; and in the event the Average Closing Price of Triangle Stock is less than $17.25, the Exchange Rate shall be increased to provide a value of not less than $18.47 per share of United Federal Stock, provided that Triangle or United Federal may terminate the Agreement and abandon the Merger if the Average Closing Price of Triangle Stock is less than $16.82, and provided further that in the event the Average Closing Price of Triangle Stock is greater than $28.00, either party, at its option and without penalty, may terminate this Agreement (except the Holding Company in the event provided below), provided that in the event either party does not so terminate this Agreement, the Agreement shall remain in effect; and provided further that, after determining the Exchange Rate required by the Average Closing Price of Triangle Stock, the Exchange Rate shall be adjusted in the following manner: (i) if between January 1, 1998 and a date five (5) business days prior to the Closing charge-offs by United Federal (net of recoveries) for all loans (excluding any charge-offs for Pea Island) exceed $500,000 the Exchange Rate shall be reduced by .0015 for each $100,000 in charge-offs in excess of $500,000, (ii) if at month-end preceding the Closing non-performing assets of United Federal exceed $2,000,000, the Exchange Rate shall be reduced by .00375 for every $1,000,000 in excess of $2,000,000, on an interpolated dollar-for-dollar basis (for purposes of this clause non-performing assets are defined as all loans (excluding mortgage loans originated by United Federal for sale in the secondary market and mortgage loans which are guaranteed by the FHA or VA) which are over ninety (90) days delinquent, on non-accrual status, or for which the borrower has filed a petition for relief under the United States Bankruptcy Code, and all other collateral property received under loan arrangements currently held for resale), or (iii) if on a date five (5) business days prior to the Closing the loan loss reserve of United Federal is less than the sum of $2,900,000 plus one and one-half percent (1.5%) for every dollar in total loan growth over the December 31, 1997 level of $254,000,000, the Exchange Rate shall be reduced by .00375 for every $250,000 shortfall in the loan loss reserve (excluding any write-off of Pea Island loans) on an interpolated dollar-for-dollar basis; then if the aggregate reduction caused by clauses (i), (ii) and (iii) above is less than or equal to .00375, the Exchange Rate shall not be adjusted, but if the aggregate reduction is greater than
 .00375 the Exchange Rate shall be adjusted, provided that in the event the adjustment provided for herein causes the Exchange Rate (i) to decrease by more than one and one-half (1.5) basis points, either party hereto at its option and without penalty may terminate this Agreement, provided that in the event that either party does not so terminate this Agreement, this Agreement shall remain in effect, or (ii) to yield a per share dollar value to a holder of United Federal Stock of less than $18.47, United Federal may terminate this Agreement at its option and without penalty, provided that in the event that United Federal does not so terminate this Agreement, this Agreement shall remain in effect."

     In the event the Holding Company enters into a binding written agreement to be acquired by a third party which causes the Average Closing Price of Triangle Stock to exceed $28.00, the Holding Company shall not have the right to terminate this Agreement based on the Average Closing Price as provided above. Further, in such event, the Exchange Rate shall be adjusted to yield a per share dollar value to a holder of United Federal Stock of not more than $24.11. In such event, United Federal may still exercise its right to terminate this Agreement as provided in this Paragraph 1.05.a.

     At the Effective Time, and without any action by United Federal, Triangle, the Holding Company or any holder thereof, United Federal's stock transfer books shall be closed as to holders of United Federal Stock immediately prior to the Effective Time and, thereafter, no transfer of United Federal Stock by any such holder may be made or registered; and the holders of shares of

United Federal Stock shall cease to be, and shall have no further rights as, shareholders of United Federal other than as provided herein. Following the Effective Time, certificates representing shares of United Federal Stock outstanding at the Effective Time (herein sometimes referred to as "Old Certificates") shall evidence only the right of the registered holder thereof to receive, and may be exchanged for, certificates for the number of whole shares of the Triangle Stock to which such holders shall have become entitled on the basis set forth above, plus cash for any fractional share interests as provided herein."

2. All other terms of the Merger Agreement shall remain in full form and effect.

IN WITNESS WHEREOF, United Federal, Triangle and the Holding Company each has caused this Agreement to be executed in its name by its duly authorized officers as of the date first above written.

                                            TRIANGLE BANCORP, INC.


                                            By:      /s/ Michael S. Patterson
                                                     --------------------------
                                                     Michael S. Patterson
                                                     President and Chief
                                                     Executive Officer
ATTEST:
/s/ Susan C. Gilbert
--------------------
Susan C. Gilbert, Secretary
                                            TRIANGLE BANK
[Corporate Seal]

                                            By:      /s/ Michael S. Patterson
                                                     --------------------------
                                                     Michael S. Patterson
                                                     President and Chief
                                                     Executive Officer
ATTEST:

/s/ Susan C. Gilbert
--------------------
Susan C. Gilbert, Secretary

[Corporate Seal]
                                            UNITED FEDERAL SAVINGS BANK


                                            By:      /s/ John A. Barker
                                                     --------------------------
                                                     John A. Barker
                                                     President and Chief
                                                     Executive Officer
ATTEST:

/s/ Paula V. Walker
--------------------
Paula V. Walker, Assistant Secretary

[Corporate Seal]